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                                                         Exhibit Index at Page 4


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):      October 10, 2001
                                                 -------------------------------


                               GENESEE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   NEW YORK                          0-1653            16-0445920
--------------------------------------------------------------------------------
(State or other Jurisdiction       (Commission       (IRS Employer
of Incorporation)                  File Number)      Identification No.)


 600 Powers Building, 16 West Main Street,  Rochester, New York       14614
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:        (716) 454-1250
                                                   -----------------------------




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                                                                   Page 2 of 107






                               GENESEE CORPORATION


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

SALE OF ONTARIO FOODS, INCORPORATED

         On October 10, 2001, Genesee Corporation ( the "Corporation") completed the sale of all of the outstanding common stock of Ontario Foods, Incorporated ("OFI"), a wholly owned subsidiary of the Corporation which comprised its Foods Division, to Associated Brands, Inc. ("ABI") for $27 million. The sale was completed in accordance with the terms of a Purchase Agreement dated September 21, 2001 (the "Agreement") which is filed with this report as Exhibit 10-1 and resulted in a book loss of $1.1 million.

         Net of closing date adjustments, the Corporation received $22.1 million in cash at closing. In addition, ABI's $2.25 million Restated Mortgage Note (the "Mortgage Note") and $178,000 in cash were received by the Corporation and placed in escrow for eighteen months after the closing under the terms of an Escrow Agreement dated October 5, 2001 which is filed with this report as
Exhibit 10-2. The Mortgage Note is secured by a Mortgage Modification and Extension Agreement dated as of October 1, 2001 (the "Mortgage Agreement") which grants the Corporation a first mortgage on OFI's real property located in Medina, New York and by a $500,000 letter of credit as described in the Agreement. A copy of the Mortgage Note is filed with this report as Exhibit 10-3. A copy of the Mortgage Agreement is filed with this report as Exhibit 10-4. The purchase price is subject to post-closing adjustment in accordance with the provisions of the Purchase Agreement.

         The above description of the Purchase Agreement, Mortgage Note, Escrow Agreement and Mortgage Agreement is incomplete and is qualified in its entirety by reference to the exhibits to this report. In addition, a news release announcing the consummation of the sale and a partial liquidating distribution of $13.00 per share payable on November 1, 2001 to shareholders of record on October 25, 2001 was previously filed as Exhibit 99 to the Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 10, 2001 and is hereby incorporated by reference thereto.

Item 5.  OTHER EVENTS.

         See the last sentence of Item 2 above.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired. - Not applicable

(b) Pro Forma Financial Information. - Not applicable because Genesee Corporation has sold all of its operating segments and is currently in liquidation.

(c)      Exhibits - The Exhibit Index attached hereto is incorporated in this
         Item 7 (c) as is fully set forth herein.





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                                                                   Page 3 of 107





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Genesee Corporation


Date: October 23, 2001         By  /s/ Mark W. Leunig
     -------------------         -------------------------------------------
                                   Mark W. Leunig, Sr. Vice President and Chief
                                   Administrative Officer





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                                                                   Page 4 of 107






                                  EXHIBIT INDEX
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
Exhibit 10-1             Purchase Agreement dated September 21, 2001 by and among                   5
                         Associated Brands, Inc., Associated Brands Inc. and Genesee
                         Corporation (exhibits and schedules pursuant to the Purchase
                         Agreement have not been filed by the registrant, who hereby undertakes to file such exhibits and schedules upon request by the Commission).

Exhibit 10-2             Escrow Agreement dated October 5, 2001 by and among                       73
                         Genesee Corporation, Associated Brands, Inc. and HSBC
                         Bank USA.

Exhibit 10-3             $2.25 Million Restated Mortgage Note dated October 5, 2001                81
                         executed by Ontario Foods, Incorporated in favor of Genesee
                         Corporation.

Exhibit 10-4             Mortgage Modification and Extension Agreement dated as of                 88
                         October 1, 2001 by and among Ontario Foods, Incorporated,
                         Genesee Corporation and County of Orleans Industrial
                         Development Agency (exhibits and schedules pursuant to
                         the Mortgage Modification and Extension Agreement have
                         not been filed by the registrant, who undertakes to file such exhibits and schedules upon request by the Commission).

Exhibit 99               The news release filed as Exhibit 99 of the Current Report on             --
                         Form 8-K filed by the Corporation on October 10, 2001 is
                         incorporated herein by reference.
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